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                             EXCELSIOR FUNDS, INC.

                               REAL ESTATE FUND

                        Supplement dated March 1, 1999
                      to Prospectus dated August 1, 1998


        Effective as of January 3, 1999, the following replaces the fifth paragraph under the caption "Management of the Funds--Investment Adviser" in the Prospectus:

        Joan Ellis is the person primarily responsible for the day-to-day management of the Real Estate Fund's investment portfolio. Ms. Ellis, Vice President in the Investment Research Division, has been employed by U.S. Trust since 1984 and has managed the Fund since its inception.